OPT-SCIENCES CORPORATION

1912 Bannard Street
Post Office Box 221
Riverton, New Jersey 08077-0221
(856) 829-2800


Notice of Annual Meeting of Shareholders
To Be Held on April 3, 2003


The Annual Meeting of Shareholders of OPT-SCIENCES CORPORATION (the "Company"), will be held at 2:30 p.m. (EST) on Thursday, April 3, 2003 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala Cynwyd, PA 19004 to consider and act upon the following matters:

(1) To elect three directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on the books of the Company at the close of business on February 7, 2003 will be entitled to notice of and vote at the meeting or any adjournment thereof.

The Annual Report of the Company for the year ended November 2, 2002 is enclosed herewith.

By Order of the Board of Directors



______________________________
Anderson L. McCabe
President
March 7, 2003


IMPORTANT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY





Management Information Statement
of Opt-Sciences Corporation

For Annual Meeting of Shareholders
To be held April 3, 2003

Management has furnished this statement to shareholders regarding matters to be voted at the Annual Meeting of Shareholders of Opt-Sciences Corporation (the "Company"). The Annual Meeting will be held at 2:30 p.m.
(EST) on Thursday, April 3, 2003 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala Cynwyd, PA 19004.



WE ARE NOT ASKING YOU FOR A PROXY AND WE ARE REQUESTING
YOU NOT TO SEND US A PROXY


VOTING SECURITIES AND RECORD DATE


The Common Stock ($.25 par value) is the only outstanding class of voting securities. Holders of record at the close of business of February 7, 2003 are entitled to notice of the meeting and to vote at the meeting and any adjournment thereof. At the close of business on February 7, 2003, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the meeting of the Shareholders. Each share of Common Stock entitles the holder at the record date to one vote at the meeting.

PRINCIPAL SHAREHOLDER AND QUORUM

A Trust for the benefit of the children of Arthur J., Kania owns 510,853 shares (66% of the outstanding shares). A majority of the outstanding shares of the Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect Directors and approve such other matters to be considered by the Shareholders. No party other than the Trust is known by Management to own of record or beneficially more than 5% Of the outstanding shares of the Company.




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners

Name and Address of       Amount and Nature of         Percent of
Beneficial Owner          Beneficial Owner              Class


Allen Speiser, Trustee    510,853                        66%
Arthur John Kania Trust
Suite 525, Two Bala Plaza
333 City Avenue
Bala Cynwyd, PA  19004


Security Ownership of Directors and Officers:

Name and Address of       Amount and Nature of         Percent of
Beneficial Owner          Beneficial Owner              Class


Anderson L. McCabe         1,044(1)                       *
P.O. Box 221
1912 Bannard Street
Riverton, N.J.  08077

Arthur J. Kania           23,723(1)                       3%
Suite 525, Two Bala Plaza
Bala Cynwyd, PA  19004

Arthur J. Kania, Jr.      0(1)                            *
Suite 525, Two Bala Plaza
Bala Cynwyd, PA  19004


Directors and Officers
As a Group              24,767                           3%

*Less than 1% of the outstanding Common Stock

1. Excludes 510,853 shares (66% of the outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children. Mr. Kania disclaims beneficial ownership in all such shares. Mr. McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the aforementioned trust, but has no power to vote such shares in said trust and is not a beneficial owner under the applicable rules.



MATTERS TO BE ACTED UPON

Election of Directors

Three directors are to be elected at the Annual Meeting and those persons elected will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three. The Arthur J. Kania Trust has advised that it intends to give a proxy to Arthur J. Kania and Anderson L. McCabe to vote in favor of the Management slate of directors and in their discretion to vote in favor of such other matters that may properly come before the meeting.

Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next Annual Meeting. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.

Positions with Company;                         Year
Principal Occupation and                        First
Business Experience                             Became
During Past Five Years;                         Director
Nominees(Age)     Other Directorships(1)        of Company

Anderson L.       Director of the Company;                1987
McCabe (47)       President, Chief Executive Officer
and Chief Financial Officer of the
Company

Arthur J. Director, Secretary and Treasurer                 1977
Kania     (71)  of the Company;
                Principal of Trikan Associates
                (real estate ownership and management-
                investment firm); Partner of Kania,
                Lindner, Lasak and Feeney (law firm);
Chairman of Advanced Voting
Solutions, Inc. (Voting Equipment);

Arthur J.         Director of the Company;                  1987
Kania, Jr (47)    Principal of Trikan Associates
                  real estate ownership and management-
                  investment firm); Vice-President of
                  Newtown Street Road Associates (real
                  estate ownership and management).

1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.

Directors will serve in such capacity until the next annual meeting of stockholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors.

Each director will be elected to serve for a one-year term, unless he Resigns or is removed before his term expires, or until his replacement is elected and qualified. Each of the nominees listed above is currently a member of the Board of Directors.

If any of the nominees cannot serve for any reason (which is not anticipated),the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, Mr. Kania and Mr. McCabe are expected to vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

INFORMATION REGARDING EXECUTIVE OFFICERS

Anderson L. McCabe, 47 years old, is President, Chief Executive Officer and Chief Financial Officer of the Company and its manufacturing subsidiary. He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical Engineering. From 1977 to 1985, he was employed by United Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as Process Engineer with managerial responsibilities. In 1986 he became president of the Company. He is a registered professional engineer.

Arthur J. Kania, 71 years old, is the Secretary and Treasurer of the Company He is not active in the day-to-day operations of the Company or its manufacturing subsidiary. Mr. Kania's principal occupations during the past five years have been as Principal of Trikan Associates (real estate ownership and management - investment firm); as a partner of the law firm of Kania, Lindner, Lasak and Feeney; and as Chairman of Advanced Voting Solutions, Inc. (Voting Equipment and Systems Company).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers (as defined in the SEC regulations) and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to us, or representations that no forms were necessary, Management believes that, during the past fiscal year, the officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Meetings of the Board of Directors and Standing Committees

The Board of Directors held two (2) meetings during the fiscal year ended November 2, 2002. There was also one meeting of the Audit Committee Attended by all members of the Audit Committee.

Audit Committee. The members of the audit committee are Arthur J. Kania And Arthur J. Kania, Jr. Arthur J. Kania is the father-in-law and Arthur J. Kania, Jr. is the brother-in-law of Anderson L. McCabe, the President and Chief Financial Officer of the Company.

AUDIT COMMITTEE, AUDIT FEES, AND AUDITOR INDEPENDENCE

Audit Committee Report

The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with Management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee met with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth on an accrual basis for the fiscal years shown, the remuneration of the sole compensated executive officer of the Company.



Summary Compensation Table

                        Other                                     Total
Officer's Salary 2002   Base Salary Compensation       Bonus   Compensation
Anderson L. McCabe       75,000        5,000            25,000     105,000
President, Director

Officers Salary 2001
Anderson L. McCabe       75,000          500            35,000     117, 500

DIRECTOR COMPENSATION FOR LAST FISCAL YEAR
Cash Compensation

Name               Annual Retainer Meeting Fees Consulting Fees  Other Fees

Anderson L. McCabe  $5,000 $0         $0             $0               0
Arthur J. Kania     $5,000 $0         $0             $0           $14,500*
Arthur J. Kania, Jr.$5,000 $0         $0             $0               0


OPTION/SAR GRANTS

The Company did not grant stock options or stock appreciation rights during Fiscal Year 2002, nor does it have any of such rights outstanding from prior years.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

During fiscal 2001, the Company incurred legal fees of $14,500 to the firm of Kania, Lindner, Lasak and Feeney, of which Mr. Arthur J. Kania is the senior partner.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Mayer, Shanzer & Mayer, P.C. and its predecessors have acted as independent certified public accountants for the Company since 1968. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any shareholder thereof has any direct financial interest or any material indirect interest in the Company. The firm of Mayer, Shanzer & Mayer has been retained by the audit committee to prepare all corporate tax returns required to be filed during fiscal year 2003. A representative of Mayer, Shanzer & Mayer, P.C. will be present and available for questioning at the Meeting and will have an opportunity to make a statement at that time.



ANNUAL REPORT ON FORM 10-KSB

The 2002 Annual Report of the Company, which includes consolidated financial statements for the fiscal year ended November 2, 2002, accompanies this information statement.

Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Annual Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-KSB for fiscal year 2002 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation, 1912 Bannard Street, Post Office Box 221, Riverton, New Jersey, 08077-0221.

The public may read and copy any materials filed by the Company with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company is an electronic filer. The SEC maintains an internet site that contains reports, proxy and information statements, and other information filed electronically by the Company. The address of that web site is http://www.sec.gov.

STOCKHOLDER PROPOSALS

Any qualified Shareholder desiring to have his proposal included on the Company's information statement for the annual meeting to be held in the Year 2004 must submit such proposal in writing to the Company no later than September 30, 2003.

OTHER MATTERS

Management does not know of any other business which is likely to be brought before the 2003 Annual Meeting. However, in the event that other matters properly come before the 2003 Annual Meeting, they will be acted upon accordingly.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.




Anderson L. McCabe
President
Riverton, New Jersey
March 7, 2003